ANNUAL REPORT   FEBRUARY 29, 2000

Prudential
Government Income Fund, Inc.

Fund Type Government securities
Objective High current return

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
Prudential Government Income Fund is designed for investors who want high current return primarily from bonds issued or guaranteed by the U.S.
government or its agencies. The guarantee on U.S.
government securities applies only to the underlying securities of the Fund's portfolio and not to the value of the Fund's shares. At least 65% of the Fund's total assets are invested in U.S.
government securities. There can be no assurance that the Fund will achieve its investment objective.

         Contents
    1    Message From the Fund's President
    2    Performance Review
    2    Portfolio Composition
    3    Performance at a Glance
    4    Five Largest Issuers
    8    Financial Statements
www.prudential.com                   (800) 225-1852
Message From the Fund's President    As of April 17, 2000

(PHOTO)
Dear Shareholder
Prudential Government Income Fund's Class A shares posted a negative return of 0.15% during its fiscal year that ended February 29, 2000. Its benchmark
Lipper Average returned a negative 0.33%. Both ended the review period in negative territory as rising interest rates resulted in higher yields and lower prices for many U.S. fixed-income instruments. After the initial sales charge, the Series' Class A shares posted a negative return of 4.14%.

Asset allocation for the long run
When an asset class performs poorly, it's easy to lose sight of why you invested in it in the first place. There's often a nagging temptation to jettison lackluster investments and consolidate your portfolio in an asset class that is currently doing well. For most people, however, that would be a mistake. One of the main reasons for diversifying among different asset classes is to reduce risk. A pure stock portfolio, for example, would leave you exposed to the volatility of the equity market. Adding bond and money market investments to the mix may help to reduce the volatility of a pure stock portfolio by sacrificing higher returns during good times for potential protection when stocks "head south."

There is no easy method to help you decide on the right level of diversification. The key is to understand your overall investment strategy, including how you really feel about risk. If diversification seemed appropriate when you first designed your portfolio, chances are it still is.
The acid test is what diversification can do for you over the life of your investment program.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,
John R. Strangfeld
President
Prudential Government Income Fund, Inc.

Prudential Government Income Fund, Inc.
Performance Review

(PHOTO)
Michael Lillard, Team Leader of the U.S. Liquidity Sector Team

U.S. bond markets faced difficult year
U.S. bond markets had to contend with two formidable challenges during our 12-month review period: a U.S. economy that was growing much faster than expected and a Federal Reserve committed to acting preemptively to control inflation. Four short-term interest-rate increases by the Fed drove yields higher on bonds of all maturities.

However, yields on longer-dated U.S. Treasury securities fell considerably (and their prices rose) during the first two months of 2000. This occurred primarily in response to the U.S. Treasury
Department's recently announced buyback program.
While the Fund's Treasury holdings were helped by this turn of events, its Class A, B, and C shares still posted small negative returns for the full fiscal year that were roughly in line with its benchmark Lipper Average.

Fed tried to curb U.S. economic growth
Although the review period began with relatively modest expectations for U.S. economic growth and corporate profits, both underwent significant upward revision as the first half of 1999 progressed. At the same time, Asia began to show signs of meaningful recovery from its economic malaise. Furthermore, energy prices began a sharp advance, fueled by increased demand from Asia and production cuts by the Organization of Petroleum
Exporting Countries (OPEC). Amid these signs of accelerating economic

Portfolio Composition
Expressed as a percentage of total investments
as of 2/29/00
        31.33%    Mortgages
        28.33     Treasuries
        17.21     Government Agency
        5.60      Corporates
        0.73      Asset-Backed
        0.57      Other
        16.23     Cash Equivalents
www.prudential.com                       (800) 225-1852
Performance at a Glance

Cumulative Total Returns1                      As of 2/29/00
                     One       Five       Ten         Since
                     Year      Years     Years      Inception2
Class A              -0.15%    35.28%    97.25%       96.11%
Class B              -0.83     30.80     83.49    172.77 (170.17)
Class C              -0.76     31.31      N/A         34.93
Class Z               0.09      N/A       N/A         20.23
Lipper General U.S.
Gov't Fund Avg.3     -0.33     33.24     94.55         ***

Average Annual Total Returns1                   As of 3/31/00
                     One       Five       Ten         Since
                     Year      Years     Years      Inception2
    Class A         -3.10%     5.55%     7.19%         6.56%
    Class B         -4.64      5.55      6.42       7.05 (6.97)
    Class C         -1.57      5.58       N/A          5.50
    Class Z          1.18      N/A        N/A          4.99

Distributions and Yields                                As of 2/29/00
               Total Distributions        30-Day
                Paid for 12 Months       SEC Yield
    Class A           $0.55                5.91%
    Class B           $0.50                5.59
    Class C           $0.51                5.61
    Class Z           $0.57                6.41

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B,
4/22/85; Class C, 8/1/94; and Class Z, 3/4/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the General U.S. Government Fund category. General U.S. Government funds invest at least 65% of their assets in U.S. government agency issues.

***Lipper Since Inception returns are 95.12% for
Class A, 192.73% for Class B, 36.67% for Class C, and 19.66% for Class Z, based on all funds in each share class.

Prudential Government Income Fund, Inc.
Performance Review

activity, inflation remained under control.
However, Fed officials were still concerned about tight labor markets and excessive speculation in the stock market.

At the end of June 1999, the Fed implemented a 0.25% increase in the federal funds rate (the rate U.S. banks charge each other for overnight loans). A second 0.25% increase followed in August 1999 and a third in November
1999, the last two accompanied by 0.25% boosts in the discount rate (the rate banks pay to borrow money from the Fed).

On February 2, 2000, the Fed raised the federal funds rate to 5.75% and the discount rate to 5.25%--both 0.25% increases. As the review period drew to a close, the question on most investors' minds was not whether there would be more rate hikes in the first half of 2000, but how many there would be.

Buyback plan stirred U.S. Treasury market
Also on February 2, 2000, the U.S. Treasury
Department officially announced its plans to buy back some of its securities. The program was prompted by the federal budget surpluses generated during the past several fiscal years, which have reduced the need for government borrowing. Treasury officials indicated that they hoped to buy back up to $30 billion in Treasury securities by the end of 2000. It was also stated that issuance of new five- and 10-year Treasury notes would be reduced, as would issuance of 30-year Treasury bonds. The prospect of decreased supply and increased demand for Treasuries pushed yields lower (and prices higher), especially at the longer end of the market. The 30-year bond yield declined from 6.74% on January 18, 2000, to 6.14% at the end of February 2000.

Five Largest Issuers
Expressed as a percentage of net assets
as of 2/29/00

        34.88%   U.S. Treasury Obligations
        30.90    Federal National Mortgage Assoc.
        11.84    Gov't National Mortgage Assoc.
        9.03     Small Business Administration
        4.88     New Jersey Economic Dev Auth.

www.prudential.com                         (800) 225-1852

The Treasury program had two other effects. In pushing down long-term Treasury yields at a time when short-term yields were rising, the buyback program caused an inversion of the Treasury yield curve (a yield curve is a graph that depicts yields on bonds from the shortest to the longest maturities.) Normally, investments with longer durations command higher yields. However, during the period, yields for 30-year bonds dipped below those of two- and 10-year notes. In addition, the strong rally in the Treasury sector caused the spread, or difference in yields, to widen between Treasuries and various types of non-Treasury securities. As a result, mortgage-backed securities and government agency securities--two of the Fund's largest asset classes--underperformed Treasuries.

We bought mortgage-backed securities and
Treasuries, and sold government agency securities
There were two main parts to our strategy. First, we increased mortgage-backed securities from 26% of the Fund's net assets at the beginning of our fiscal year to 39% at the end. While mortgage-backed securities underperformed during much of the period, we felt their prices would be supported by a diminishing supply of these securities due to the decrease in mortgage refinancing activity that typically accompanies higher interest rates. A decline in the number of newly issued mortgage-backed securities, combined with ongoing healthy investor demand, could be expected to help their performance. We also reasoned that, as securities with intermediate-term maturities, the relative performance of mortgage-backed securities should be less affected by the Treasury buyback plan, which is expected to be felt most at the longer end of the market.

Second, we increased Treasuries from 30% of the Fund's net assets as our fiscal year began to 35% at the close of the year. The Fund's holdings consist primarily of two categories of Treasuries--older, or off-the-run, securities with maturities of 15 to 23 years, and older higher-coupon securities that were issued with an option for the Treasury to retire them prior to maturity.
We believe both types will be targeted by the Treasury buyback program.

Prudential Government Income Fund, Inc.
Performance Review

We decreased government agency securities to 21% of the Fund's net assets as of February 29, 2000, from 28% on February 28, 1999. These securities were sold over the period to enable the increases in Treasuries and mortgage-backed securities.

Looking ahead
Short rates seen rising, but longer rates could stabilize

We expect that the Fed will continue its efforts to moderate U.S. economic growth. At some point very soon, though, the delayed effects of higher short-term rates may kick in, and the economic expansion will begin to slow.

At the intermediate and longer end of the U.S.
government bond market, we expect yields to stabilize around current levels. The Treasury buyback program should continue to support prices of long-term and, to a lesser extent, intermediate-term Treasuries. All of this adds up to a relatively flat yield curve, with long- and short-term rates closer to each another. If the Fed can achieve its goal of slowing economic growth without causing a recession, the environment for bonds should improve.

Prudential Government Income Fund, Inc.

Financial
    Statements

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 29, 2000

Principal
Amount
(000)            Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  103.2%
-------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Throughs  38.6%
                 Federal Home Loan Mortgage Corp.,
$    9,703       5.75%, 4/15/10                                      $    9,430,180
       386(c)    7.50%, 6/01/24                                                 381
     4,000       8.00%, 1/01/22 - 5/01/23                                 4,036,879
     1,838       8.50%, 12/01/10 - 3/01/20                                1,873,817
     4,043       9.00%, 1/01/20                                           4,164,442
       946       11.50%, 10/01/19                                         1,027,414
                 Federal National Mortgage Assoc.,
    94,500(a)    6.00%, 3/01/15 - 3/01/30                                87,999,005
    87,427(a)    7.00%, 7/01/03 - 3/01/30                                83,983,594
    31,059       7.125%, 2/01/07                                         30,408,331
    66,394(a)    7.50%, 12/01/06 - 3/01/30                               65,693,260
         7(b)    8.00%, 10/01/24                                              7,270
     2,310       8.50%, 6/01/17 - 3/01/25                                 2,370,307
     3,101       9.00%, 8/01/24 - 4/01/25                                 3,208,802
       635       9.50%, 10/01/19 - 3/01/25                                  668,805
                 Government National Mortgage Assoc.,
    83,187       7.00%, 2/15/09 - 3/01/30                                79,991,933
    40,868(b)    7.50%, 5/15/02 - 3/01/30                                40,341,417
       601       8.00%, 7/15/16 - 3/15/24                                   606,666
     7,705       9.50%, 10/15/09 - 12/15/17                               8,167,663
                 Government National Mortgage Assoc. II,
     1,275       9.50%, 5/20/18 - 7/20/21                                 1,337,408
                                                                     --------------
                 Total U.S. Government Agency Mortgage
                  Pass-Throughs
                  (cost $423,849,686)                                   425,317,574
-------------------------------------------------------------------------------------
U.S. Government Obligations  34.9%
                 United States Treasury Bonds,
    10,000       7.125%, 2/15/23                                         10,857,800
    20,000(e)    8.125%, 8/15/19                                         23,659,400
    30,400       8.125%, 8/15/21                                         36,332,864
    20,000(b)    8.75%, 5/15/17                                          24,634,400
    12,000       8.75%, 8/15/20                                          15,105,000
    42,800(b)    10.00%, 5/15/10                                         48,584,848
     3,000(b)    12.00%, 8/15/13                                          3,986,730

    8                                      See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 29, 2000 Cont'd.

Principal
Amount
(000)            Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
                 United States Treasury Bonds,
$    6,300(b)    12.50%, 8/15/14                                     $    8,775,711
    68,400(b)    12.75%, 11/15/10                                        87,124,500
                 United States Treasury Notes,
    29,750(d)    6.50%, 2/15/10                                          29,926,715
    44,000(b)    11.75%, 2/15/10                                         52,902,960
                 United States Treasury Strips,
     6,100       Zero Coupon, 11/15/09                                    3,219,092
    81,500       Zero Coupon, 11/15/15                                   30,116,695
    27,000       Zero Coupon, 5/15/17                                     9,148,410
                                                                     --------------
                 Total U.S. Government Obligations
                  (cost $413,860,814)                                   384,375,125
-------------------------------------------------------------------------------------
U.S. Government Agency Securities  20.0%
    25,000(b)    Federal Home Loan Bank,
                  5.75%, 10/15/07                                        24,562,500
                 Federal National Mortgage Assoc., M.T.N.,
    13,500       5.875%, 4/23/04                                         12,841,875
    40,000(b)    6.06%, 5/21/03                                          38,612,400
    15,000       6.30%, 9/25/02                                          14,688,300
                 Small Business Administration,
    15,414       Ser. 1995-20B, 8.15%, 2/01/15                           15,775,241
    19,707       Ser. 1995-20L, 6.45%, 12/01/15                          18,510,416
    28,363       Ser. 1996-20H, 7.25%, 8/01/16                           27,733,810
    17,145       Ser. 1996-20K, 6.95%, 11/01/16                          16,507,287
     8,648       Ser. 1997-20A, 7.15%, 1/01/17                            8,409,588
    13,827       Ser. 1998-20I, 6.00%, 9/01/18                           12,564,587
                 Tennessee Valley Authority,
       600       Ser. 1993-D, 7.25%, 7/15/43                                565,536
    30,000(b)    Ser. 1995-B, 6.235%, 7/15/45                            29,751,000
                                                                     --------------
                 Total U.S. Government Agency Securities
                  (cost $230,427,757)                                   220,522,540

    See Notes to Financial Statements                                      9

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 29, 2000 Cont'd.

Principal
Amount
(000)            Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
Corporate Bonds  6.9%
$   22,000(b)    Merck and Co.,
                  5.76%, 5/03/37, M.T.N.                             $   22,000,000
    55,000(d)    New Jersey Economic Development Authority,
                  Ser. A, 7.425%, 2/15/29                                53,728,125
                                                                     --------------
                 Total Corporate Bonds (cost $79,214,850)                75,728,125
-------------------------------------------------------------------------------------
Collateralized Mortgage Obligation  0.7%
     4,564       Resolution Trust Corp.,
                  Ser. 1994-1, Class B2,
                  7.75%, 9/25/29                                          4,385,390
       997       Ryland Mortgage Participation Securities,
                  Ser. 1993-3, Class A3,
                  7.061%, 9/25/24, (ARM)                                    946,701
     2,207       Structured Asset Securities Corp.,
                  Ser. 1995-C1, Class C,
                  7.375%, 9/25/24                                         2,200,985
                                                                     --------------
                 Total Collateralized Mortgage Obligation
                  (cost $7,379,232)                                       7,533,076
-------------------------------------------------------------------------------------
U.S. Government Agency - Stripped Security  1.2%
     5,000       Financing Corp.,
                  Zero Coupon, 3/07/04                                    3,767,800
    19,543       Israel AID,
                  Zero Coupon, 8/15/09                                   10,059,404
                                                                     --------------
                 Total U.S. Government Agency-Stripped Security
                  (cost $13,863,091)                                     13,827,204
-------------------------------------------------------------------------------------
Asset Backed Securities  0.9%
    10,000       Aesop Funding II LLC,
                  Ser. 1997-1, Class A2,
                  6.40%, 10/20/03
                 (cost $9,998,438)                                        9,797,118
                                                                     --------------
                 Total Long-Term Investments (cost $1,178,593,868)    1,137,100,762

    10                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 29, 2000 Cont'd.

Principal
Amount
(000)            Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  20.0%
-------------------------------------------------------------------------------------
Corporate Bonds  10.2%
$   18,000       Invensys PLC,
                  5.90%, 3/01/00                                     $   18,000,000
    44,000       SBC Communications, Inc.,
                  5.80%, 3/13/00                                         43,914,933
    13,700       Transamerica Finance Corp.,
                  5.80%, 3/08/00                                         13,684,550
     8,931       Triple A One Funding Corp.,
                  5.82%, 3/09/00                                          8,919,449
    28,200       5.82%, 3/10/00                                          28,158,969
                                                                     --------------
                 Total Corporate Bonds (cost $112,677,901)              112,677,901
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT  9.8%
   107,913       Joint Repurchase Agreement Account,
                  5.66%, 3/01/00
                  (cost $107,913,000; Note 5)                           107,913,000
                                                                     --------------
                 Total Short-Term Investments (cost $220,590,901)       220,590,901
                 Total Investments  123.2% (cost $1,399,184,769;
                  Note 4)                                             1,357,691,663
                 Liabilities in excess of other assets  (23.2%)        (255,780,536)
                                                                     --------------
                 Net Assets  100%                                    $1,101,911,127
                                                                     --------------
                                                                     --------------

------------------------------
AID--Agency for International Development
ARM--Adjustable Rate Mortgage
M.T.N.--Medium-Term Note
(a) Partial principal amount of $189,745,000 represents a to-be-announced ('TBA') mortgage dollar roll, see Notes 1 and 4.
(b) Partial principal amount pledged as collateral for mortgage dollar roll.
(c) Represents actual principal amount (not rounded to nearest thousand).
(d) Securities, or portion thereof, on loan, see Note 4.
(e) Partial principal amount pledged as collateral for financial future contracts.
    See Notes to Financial Statements                                     11

       Prudential Government Income Fund, Inc.
             Statement of Assets and Liabilities

                                                                 February 29, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments including repurchase agreement, at value
   (cost $1,399,184,769)                                          $ 1,357,691,663
Cash                                                                      360,790
Receivable for investments sold                                       153,155,594
Interest receivable                                                    11,205,976
Receivable for Fund shares sold                                           659,834
Prepaid expenses and other assets                                         198,968
                                                                 -----------------
      Total assets                                                  1,523,272,825
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                     416,097,146
Payable for Fund shares reacquired                                      3,120,412
Accrued expenses and other liabilities                                    952,208
Management fee payable                                                    439,270
Dividends payable                                                         397,495
Distribution fee payable                                                  293,495
Due to broker - variation margin                                           61,672
                                                                 -----------------
      Total liabilities                                               421,361,698
                                                                 -----------------
NET ASSETS                                                        $ 1,101,911,127
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Common stock, at par                                           $     1,310,526
   Paid-in capital in excess of par                                 1,284,768,029
                                                                 -----------------
                                                                    1,286,078,555
   Accumulated net realized loss on investments                      (142,627,228)
   Net unrealized depreciation on investments                         (41,540,200)
                                                                 -----------------
Net assets, February 29, 2000                                     $ 1,101,911,127
                                                                 -----------------
                                                                 -----------------

    12                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                 February 29, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($806,619,622 / 95,936,576 shares of common stock
      issued and outstanding)                                               $8.41
   Maximum sales charge (4% of offering price)                                .35
                                                                 -----------------
   Maximum offering price to public                                         $8.76
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($193,393,517 / 22,985,362 shares of common stock
      issued and outstanding)                                               $8.41
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share
      ($8,508,350 / 1,011,211 shares of common stock issued
      and outstanding)                                                      $8.41
   Sales charge (1% of offering price)                                        .08
                                                                 -----------------
   Offering price to public                                                 $8.49
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($93,389,638 / 11,119,437 shares of common stock
      issued and outstanding)                                               $8.40
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     13

       Prudential Government Income Fund, Inc.
             Statement of Operations

                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $  89,843,725
                                                                 -----------------
Expenses
   Management fee                                                      6,136,364
   Distribution fee--Class A                                           2,143,964
   Distribution fee--Class B                                           2,168,616
   Distribution fee--Class C                                              67,605
   Transfer agent's fees and expenses                                  2,024,000
   Reports to shareholders                                               115,000
   Custodian's fees and expenses                                          86,000
   Audit fee and expenses                                                 44,000
   Directors' fees and expenses                                           27,000
   Registration fees                                                      25,000
   Insurance expense                                                      19,000
   Legal fees and expenses                                                10,000
   Miscellaneous                                                             678
                                                                 -----------------
      Total expenses                                                  12,867,227
                                                                 -----------------
Net investment income                                                 76,976,498
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
   Investment transactions                                           (34,938,279)
   Financial futures contracts                                        (1,732,583)
                                                                 -----------------
                                                                     (36,670,862)
                                                                 -----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                       (45,313,972)
   Financial futures contracts                                           (47,094)
                                                                 -----------------
                                                                     (45,361,066)
                                                                 -----------------
Net loss on investments                                              (82,031,928)
                                                                 -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (5,055,430)
                                                                 -----------------
                                                                 -----------------

    14                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Statement of Changes in Net Assets

                                                            Year Ended
                                                         February 28/29,
                                                 --------------------------------
                                                      2000              1999
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $   76,976,498    $   73,602,481
   Net realized gain (loss) on investment
      transactions                                  (36,670,862)       23,727,086
   Net change in unrealized
      appreciation/depreciation on investments      (45,361,066)      (36,161,034)
                                                 --------------    --------------
   Net increase (decrease) in net assets
      resulting from operations                      (5,055,430)       61,168,533
                                                 --------------    --------------
   Dividends from net investment income (Note
      1)
   Class A                                          (54,772,627)      (50,553,420)
   Class B                                          (15,174,492)      (17,378,979)
   Class C                                             (531,416)         (268,163)
   Class Z                                           (6,497,963)       (5,401,919)
                                                 --------------    --------------
                                                    (76,976,498)      (73,602,481)
                                                 --------------    --------------
   Fund share transactions (net of share
      conversions) (Note 6):
   Net proceeds from shares subscribed              242,255,365       393,970,010
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends                                      51,114,813        47,502,780
   Cost of shares reacquired                       (453,755,385)     (337,878,336)
                                                 --------------    --------------
   Net increase (decrease) in net assets from
      Fund share transactions                      (160,385,207)      103,594,454
                                                 --------------    --------------
      Total increase (decrease)                    (242,417,135)       91,160,506
NET ASSETS
Beginning of year                                 1,344,328,262     1,253,167,756
                                                 --------------    --------------
End of year                                      $1,101,911,127    $1,344,328,262
                                                 --------------    --------------
                                                 --------------    --------------

    See Notes to Financial Statements                                     15

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements

      Prudential Government Income Fund, Inc., (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund's investment objective is to seek high current income. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    The Fund values portfolio securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of current market quotations provided by dealers or by a pricing service approved by the Board of Directors, which uses information such as quotations from dealers, market transactions in comparable securities, various relationships between securities and calculations on yield to maturity in determining values. Financial futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Should an extraordinary event, which is likely to affect the value of a security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established under the general supervision of the Fund's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with repurchase agreements with
U.S. financial institutions, it is the Fund's policy that its custodian, or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase agreement transaction, including accrued interest. To the extent that any repurchase agreement transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
    16

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Dollar Rolls:    The Fund enters into mortgage dollar rolls in which the
Fund sells mortgage securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.

      Securities Lending:    The Fund may lend its U.S. Government securities to
broker-dealers or government securities dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.
                                                                          17

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes discount on portfolio securities as adjustments to interest income. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Dividends and Distributions:    The Fund declares daily and pays monthly
dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management, LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50 of 1% of the Fund's average daily net assets up to $3 billion and .35 of 1% of the average daily net assets of the Fund in excess of $3 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them.
    18

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A Plan, the Fund compensates PIMS for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .25 of 1% of the average daily net assets of the Class A shares for the year ended February 29, 2000.

      Pursuant to the Class B Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class B shares. Such expenses under the Class B Plan were .825 of 1% of the average daily net assets of the Class B shares for the year ended February 29, 2000.

      Pursuant to the Class C Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets of the Class C shares. Such expenses under the Class C Plan were .75 of 1% of the average daily net assets of the Class C shares for the year ended February 29, 2000.

      PIMS has advised the Fund that it received approximately $126,500 and $41,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended February 29, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended February 29, 2000 it received approximately $559,000 and $12,900 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

      As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. For the period 3/11/99 - 3/9/00, the commitment fee on the unused portion of the credit facility was .065 of 1%. Subsequent to March 9, 2000, the SCA was renewed with a maximum commitment of $1 billion at a commitment fee of .080 of 1% of the unused portion of the facility. The expiration date of the SCA is March 9, 2001. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000.
                                                                          19

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended February 29, 2000. The purpose of the credit agreements is to serve as an alternative source of funding for capital share redemptions.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended February 29, 2000, the Fund incurred fees of approximately $2,023,200 for the services of PMFS. As of February 29, 2000, approximately $162,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended February 29, 2000, were $823,297,537 and $859,516,205, respectively.

      During the year ended February 29, 2000, the Fund entered into financial futures contracts. Details of open contracts at February 29, 2000 are as follows:

                                                                      Value at         Unrealized
Number of                            Expiration      Value at       February 29,      Appreciation
Contracts            Type               Date        Trade Date          2000         (Depreciation)
---------     ------------------    ------------    -----------     ------------     --------------
              Short positions:      Mar.
   271        10 yr. T-Note         2000            $25,829,688     $ 25,952,485       $ (122,797)
                                    Mar.
    95        10 yr. T-Note         2000              9,173,437        9,097,734           75,703

                                                                                     --------------
                                                                                       $  (47,094)
                                                                                     --------------
                                                                                     --------------

      The federal income tax basis of the Fund's investments at February 29, 2000 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $41,493,106 (gross unrealized appreciation-$4,261,440; gross unrealized depreciation-$45,754,546).

      The Fund had a capital loss carryforward as of February 29, 2000 of approximately $124,629,000 of which $17,809,000 expires in 2001, $2,920,000 expires in 2002, $66,560,000 expires in 2003, $717,000 expires in 2004,
$17,950,000 expires in 2005, and $18,673,000 expires in 2008. Accordingly, no
    20

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.
capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

      The average balance of dollar rolls outstanding during the year ended February 29, 2000 was approximately $30,121,000. The amount of dollar rolls outstanding at February 29, 2000 was $179,103,191 (principal $189,745,000), which was 11.8% of total assets.

      As of February 29, 2000, the Fund had securities on loan with an aggregate market value of $34,811,090. As of this date, the collateral held for securities on loan was comprised of U.S. government securities with an aggregate market value of $35,734,609.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of February 29, 2000, the Fund had a 14.18% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $107,913,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:

      Bear, Stearns & Co., Inc., 5.78%, in the principal amount of $130,000,000, repurchase price $130,020,872, due 3/1/00. The value of the collateral including accrued interest was $133,586,248.

      Credit Suisse First Boston Corp., 5.80%, in the principal amount of $150,000,000, repurchase price $150,024,167, due 3/1/00. The value of the collateral including accrued interest was $155,522,342.

      Deutsche Bank Securities, Inc., 5.48%, in the principal amount of $241,170,000, repurchase price $241,206,711, due 3/1/00. The value of the collateral including accrued interest was $245,993,670.

      Warburg Dillon Read LLC, 5.55%, in the principal amount of $80,000,000, repurchase price $80,012,333, due 3/1/00. The value of the collateral including accrued interest was $81,604,059.

      Warburg Dillon Read LLC, 5.75%, in the principal amount of $160,000,000, repurchase price $160,025,556, due 3/1/00. The value of the collateral including accrued interest was $163,202,757.
                                                                          21

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, B, C and Class Z common stock, each of which consists of 500,000,000 authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended February 29, 2000:
Shares sold...............................................   16,424,755    $ 141,843,573
Shares issued in reinvestment of dividends................    4,001,400       34,524,034
Shares reacquired.........................................  (28,860,546)    (248,688,001)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion......   (8,434,391)     (72,320,394)
Shares issued upon conversion from Class B................    4,701,032       40,767,586
                                                            -----------    -------------
Net decrease in shares outstanding........................   (3,733,359)   $ (31,552,808)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 1999:
Shares sold...............................................   11,337,948    $ 103,420,990
Shares issued in connection with the acquisition of
  Prudential Mortgage Income Fund.........................    9,218,999       85,302,295
Shares issued in reinvestment of dividends................    3,393,079       30,992,330
Shares reacquired.........................................  (18,175,930)    (166,229,454)
                                                            -----------    -------------
Net increase in shares outstanding before conversion......    5,774,096       53,486,161
Shares issued upon conversion from Class B................    3,289,549       30,222,531
                                                            -----------    -------------
Net increase in shares outstanding........................    9,063,645    $  83,708,692
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended February 29, 2000:
Shares sold...............................................    3,881,043    $  33,796,581
Shares issued in reinvestment of dividends................    1,123,997        9,731,345
Shares reacquired.........................................  (15,538,651)    (134,608,190)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion......  (10,533,611)     (91,080,264)
Shares reacquired upon conversion into Class A............   (4,695,615)     (40,767,586)
                                                            -----------    -------------
Net decrease in shares outstanding........................  (15,229,226)   $(131,847,850)
                                                            -----------    -------------
                                                            -----------    -------------

    22

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended February 28, 1999:
Shares sold...............................................    8,957,322    $  82,525,127
Shares issued in connection with the acquisition of
  Prudential Mortgage Income Fund.........................    5,348,280       49,472,834
Shares issued in reinvestment of dividends................    1,197,788       10,945,704
Shares reacquired.........................................  (12,229,393)    (112,158,657)
                                                            -----------    -------------
Net increase in shares outstanding before conversion......    3,273,997       30,785,008
Shares reacquired upon conversion into Class A............   (3,285,972)     (30,222,531)
                                                            -----------    -------------
Net decrease in shares outstanding........................      (11,975)   $     562,477
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended February 29, 2000:
Shares sold...............................................      824,481    $   7,159,778
Shares issued in reinvestment of dividends................       46,492          400,984
Shares reacquired.........................................     (776,182)      (6,687,075)
                                                            -----------    -------------
Net increase in shares outstanding........................       94,791    $     873,687
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 1999:
Shares sold...............................................      737,124    $   6,785,510
Shares issued in connection with the acquisition of
  Prudential Mortgage Income Fund.........................      157,565        1,457,390
Shares issued in reinvestment of dividends................       24,242          221,821
Shares reacquired.........................................     (316,198)      (2,907,003)
                                                            -----------    -------------
Net increase in shares outstanding........................      602,733    $   5,557,718
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended February 29, 2000:
Shares sold...............................................    6,852,261    $  59,455,433
Shares issued in reinvestment of dividends................      749,774        6,458,450
Shares reacquired.........................................   (7,365,536)     (63,772,119)
                                                            -----------    -------------
Net increase in shares outstanding........................      236,499    $   2,141,764
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 1999:
Shares sold...............................................    7,074,770    $  64,867,892
Shares issued in connection with the acquisition of
  Prudential Mortgage Income Fund.........................       14,932          137,972
Shares issued in reinvestment of dividends................      585,585        5,342,925
Shares reacquired.........................................   (6,169,039)     (56,583,222)
                                                            -----------    -------------
Net increase in shares outstanding........................    1,506,248    $  13,765,567
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Government Income Fund, Inc.
             Financial Highlights

                                                                      Class A
                                                                 -----------------
                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $    8.98
                                                                 -----------------
Income from investment operations
Net investment income                                                     0.55
Net realized and unrealized gain (loss) on investment
transactions                                                             (0.57)
                                                                 -----------------
   Total from investment operations                                      (0.02)
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.55)
                                                                 -----------------
Net asset value, end of year                                         $    8.41
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                         (0.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 806,620
Average net assets (000)                                             $ 857,586
Ratios to average net assets:
   Expenses, including distribution fees                                  0.94%
   Expenses, excluding distribution fees                                  0.69%
   Net investment income                                                  6.39%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  68%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    24                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                             Year Ended February 28/29,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   9.05             $   8.76             $   9.04             $   8.59
----------------     ----------------     ----------------     ----------------
        0.55                 0.58                 0.60                 0.60
       (0.07)                0.29                (0.28)                0.45
----------------     ----------------     ----------------     ----------------
        0.48                 0.87                 0.32                 1.05
----------------     ----------------     ----------------     ----------------
       (0.55)               (0.58)               (0.60)               (0.60)
----------------     ----------------     ----------------     ----------------
    $   8.98             $   9.05             $   8.76             $   9.04
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        5.40%               10.26%                3.70%               12.41%
    $895,039             $819,536             $860,319             $945,038
    $836,143             $842,431             $884,862             $909,169
        0.84%                0.86%                0.90%                0.91%
        0.68%                0.71%                0.75%                0.76%
        6.05%                6.52%                6.78%                6.65%
         106%                  88%                 107%                 123%

    See Notes to Financial Statements                                     25

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class B
                                                                 -----------------
                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    8.99
                                                                 -----------------
Income from investment operations
Net investment income                                                     0.50
Net realized and unrealized gain (loss) on investment
transactions                                                             (0.58)
                                                                 -----------------
   Total from investment operations                                      (0.08)
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.50)
                                                                 -----------------
Net asset value, end of year                                         $    8.41
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                         (0.83)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 193,394
Average net assets (000)                                             $ 262,863
Ratios to average net assets:
   Expenses, including distribution fees                                  1.52%
   Expenses, excluding distribution fees                                  0.69%
   Net investment income                                                  5.77%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    26                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                             Year Ended February 28/29,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   9.05             $   8.77             $   9.04             $   8.60
----------------     ----------------     ----------------     ----------------   ---
        0.49                 0.52                 0.54                 0.54
       (0.06)                0.28                (0.27)                0.44
----------------     ----------------     ----------------     ----------------   ---
        0.43                 0.80                 0.27                 0.98
----------------     ----------------     ----------------     ----------------   ---
       (0.49)               (0.52)               (0.54)               (0.54)
----------------     ----------------     ----------------     ----------------   ---
    $   8.99             $   9.05             $   8.77             $   9.04
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.83%                9.40%                3.12%               11.54%
    $343,425             $346,059             $461,988             $641,946
    $322,626             $385,145             $543,796             $647,515
        1.50%                1.53%                1.57%                1.58%
        0.68%                0.71%                0.75%                0.76%
        5.39%                5.85%                6.11%                5.99%

    See Notes to Financial Statements                                     27

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class C
                                                                 -----------------
                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $    8.99
                                                                 -----------------
Income from investment operations
Net investment income                                                     0.51
Net realized and unrealized gain (loss) on investment
transactions                                                             (0.58)
                                                                 -----------------
   Total from investment operations                                      (0.07)
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.51)
                                                                 -----------------
Net asset value, end of year                                         $    8.41
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                         (0.76)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $   8,508
Average net assets (000)                                             $   9,014
Ratios to average net assets:
   Expenses, including distribution fees                                  1.44%
   Expenses, excluding distribution fees                                  0.69%
   Net investment income                                                  5.90%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    28                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                             Year Ended February 28/29,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   9.05             $   8.77             $   9.04             $   8.60
----------------     ----------------     ----------------     ----------------
        0.50                 0.53                 0.54                 0.54
       (0.06)                0.28                (0.27)                0.44
----------------     ----------------     ----------------     ----------------
        0.44                 0.81                 0.27                 0.98
----------------     ----------------     ----------------     ----------------
       (0.50)               (0.53)               (0.54)               (0.54)
----------------     ----------------     ----------------     ----------------
    $   8.99             $   9.05             $   8.77             $   9.04
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.91%                9.48%                3.20%               11.63%
    $  8,236             $  2,840             $  2,569             $  1,799
    $  4,878             $  2,523             $  2,440             $    765
        1.43%                1.46%                1.50%                1.51%
        0.68%                0.71%                0.75%                0.76%
        5.50%                5.92%                6.19%                5.99%

    See Notes to Financial Statements                                     29

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                 -----------------
                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    8.97
                                                                 -----------------
Income from investment operations
Net investment income                                                     0.57
Net realized and unrealized gain (loss) on investment
transactions                                                             (0.57)
                                                                 -----------------
   Total from investment operations                                         --
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.57)
                                                                 -----------------
Net asset value, end of period                                       $    8.40
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                          0.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $  93,390
Average net assets (000)                                             $  97,811
Ratios to average net assets:
   Expenses, including distribution fees                                  0.69%
   Expenses, excluding distribution fees                                  0.69%
   Net investment income                                                  6.64%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
    30                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                        Class Z
----------------------------------------------------------------------------------------
        Year Ended February 28/29,                          March 4, 1999(c)
------------------------------------------                through February 28,
      1999                      1998                              1997
----------------------------------------------------------------------------------
    $   9.04                  $   8.76                          $    9.13
----------------          ----------------                     ----------
        0.57                      0.59                               0.61
       (0.07)                     0.28                              (0.37)
----------------          ----------------                     ----------
        0.50                      0.87                               0.24
----------------          ----------------                     ----------
       (0.57)                    (0.59)                             (0.61)
----------------          ----------------                     ----------
    $   8.97                  $   9.04                          $    8.76
----------------          ----------------                     ----------
----------------          ----------------                     ----------
        5.58%                    10.30%                              3.16%
    $ 97,629                  $ 84,733                          $  73,411
    $ 86,892                  $ 71,425                          $  39,551
        0.68%                     0.71%                              0.75%(b)
        0.68%                     0.71%                              0.75%(b)
        6.22%                     6.67%                              6.76%(b)

    See Notes to Financial Statements                                     31

       Prudential Government Income Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Government Income Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Government Income Fund, Inc. (the 'Fund') at February 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying highlights for each of the two periods ended February 28, 1997 were audited by other independent accountants, whose opinion dated April 11, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 14, 2000

    32                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Important Notice for Certain Shareholders

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 40% of the dividends paid by Prudential Government Income Fund qualify for such deduction.

      For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

    See Notes to Financial Statements                                     33

Prudential Government Income Fund, Inc.
Class A     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 2/29/00

                     Since Inception    Ten Years    Five Years    One Year
With Sales Charge          6.46%          6.59%         5.37%       -4.14%
Without Sales Charge       6.89%          7.03%         6.23%       -0.15%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in Prudential Government Income Fund,
Inc. (Class A shares) with a similar investment in the Lehman Brothers Government Bond Index (the
Index) by portraying the initial account values at the beginning of the ten-year period for Class A shares and at the end of the current fiscal year
(February 29), as measured on a quarterly basis, beginning in 1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past ten years.

The Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The Index is unmanaged and includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The
Index is not the only one that may be used to characterize performance of U.S. government bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com                      (800) 225-1852
Class B     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 2/29/00

                       Since Inception    Ten Years    Five Years    One Year
With Sales Charge       6.99% (6.92)        6.26%        5.36%    -5.83%
Without Sales Charge    6.99% (6.92)        6.26%        5.52%    -0.83%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in Prudential
Government Income Fund, Inc. (Class B shares) with a similar investment in the Lehman Brothers
Government Bond Index (the Index) by portraying the initial account values at the beginning of the ten-year period for Class B shares and at the end of the current fiscal year (February 29), as measured on a quarterly basis, beginning in 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on February 29, 2000; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph. Without waiver of management fees and/or expense subsidization, the Class B shares' average annual total returns would have been lower, as indicated in parentheses ( ). The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past ten years.

The Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The Index is unmanaged and includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The
Index is not the only one that may be used to characterize performance of U.S. government bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Government Income Fund, Inc.
Class C     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 2/29/00

                      Since Inception    Ten Years    Five Years    One Year
With Sales Charge         5.33%             N/A         5.39%       -2.75%
Without Sales Charge      5.52%             N/A         5.60%       -0.76%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost The graph compares a $10,000 investment in Prudential Government Income Fund,
Inc. (Class C shares) with a similar investment in the Lehman Brothers Government Bond Index (the
Index) by portraying the initial account values at the commencement of operations of Class C shares and at the end of the current fiscal year (February
29), as measured on a quarterly basis, beginning in 1994 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class
C shares, assuming full redemption on February 29, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The best and worst year information within the graft is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception.

The Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The Index is unmanaged and includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The
Index is not the only one that may be used to characterize performance of U.S. government bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com                       (800) 225-1852
Class Z     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 2/29/00

                     Since Inception    Ten Years    Five Years    One Year
With Sales Charge         N/A              N/A          N/A          N/A
Without Sales Charge     4.72%             N/A          N/A          0.09%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in Prudential Government Income Fund,
Inc. (Class Z shares) with a similar investment in the Lehman Brothers Government Bond Index (the
Index) by portraying the initial account values at the commencement of operations of Class Z shares and at the end of the current fiscal year (February
29), as measured on a quarterly basis, beginning in 1996 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a front-end sales charge or distribution and service (12b-1) fees. The best and worst year information within the graft is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception.

The Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The Index is unmanaged and includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The
Index is not the only one that may be used to characterize performance of U.S. government bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Directors
Eugene C. Dorsey
Delayne D. Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols    NASDAQ     CUSIP
Class A         PGVAX    744339102
Class B         PBGPX    744339201
Class C           --     744339300
Class Z         PGVZX    744339409

MF 128E

(LOGO)    Printed on Recycled Paper